The AFL-CIO Housing Investment Trust's $1 billion Bay Area Investment Initiative launched in fall 2020 is bearing fruit. At the time, HIT committed to making $500 million of its capital available  over five years to leverage an additional $500 million from other sources  to create much-needed union construction jobs and new affordable and workforce housing in the Bay Area. HIT’s investments have already produced 588 new union construction jobs and 289 rental apartments, 144 of which are affordable or workforce units.

Through this initiative HIT, a fixed-income, investment-grade mutual fund with $7 billion in net assets, has been able to provide much-needed capital to finance multifamily housing and union construction jobs in the Bay Area.

“This was especially important when an economic slowdown hit the Bay Area following the outbreak of the COVID-19 pandemic,” HIT’s Senior Managing Director of Strategic Initiatives Ted Chandler said. “Some banks retreated from financing affordable housing and HIT acted as a first responder with its infusion of capital to create jobs and housing. HIT has been advancing the social impact in ESG (environmental, social and corporate governance) investing without pause.”

“That ‘S’ in ESG investing has meaning for workers that is often ignored," Chandler added. “Creating careers in construction with fair wages, healthcare benefits and a secure retirement through pensions helps address income inequality in the Bay Area. Union workers in construction, education, health care, food service and other fields are essential to the Bay Area economy. Supporting them through investments like HIT’s is essential.”

HIT-Funded Bay Area Affordable Housing Projects Create Needed Union Jobs and Housing

The first project under HIT’s billion-dollar initiative was launched in late 2020 with $19.1 million to help finance the new construction of 96 permanent supportive homes for extremely low-income residents experiencing homelessness in San Francisco’s South of Market neighborhood. The development, 53 Colton, is part of a larger, two-acre, mixed-use redevelopment of the Local 38 Plumbers & Pipefitters union hall at 1629 Market Street. These apartments, built by Strada Investment Group and to be managed by the nonprofit affordable housing development company HomeRise, are particularly noteworthy because San Francisco has a dire shortage of units to house residents most at-risk for homelessness.

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In early 2021, HIT provided construction financing for a second project, Ventana Residences in the Excelsior District, a 193-unit multifamily community, with 48 of the homes affordable for moderate-income working San Franciscans, including union members who make up the city’s essential workforce. TDA Investment Group also contributed construction financing for the development, which is a joint venture between Presidio Bay Ventures and American Realty Advisors.

While the AFL-CIO Housing Investment Trust and its development partners have had a positive impact on what has been a mixed economic recovery in the Bay Area, the region remains challenged by a shortage of construction workers and an affordable housing crisis.

These two issues are interrelated: California’s shortage of construction workers has been attributed to the low pay, unstable work opportunities and lack of benefits non-union workers endure. At the same time, the shortage of construction workers has been a contributing factor to the estimated deficit of more than 200,000 housing units in San Francisco a recent National Low Income Housing Coalition study identified.

The union construction industry creates a path into the middle class by promoting wage equity, excellent benefits and worker safety. Moreover, union workers benefit from a rigorous and expansive apprenticeship program that is equivalent to a higher education system and yields jobs with wages equivalent to those that workers with bachelor’s degrees enjoy. The workers it trains contribute substantially more to the economies in their communities, from consuming more goods and services to paying higher income taxes.

In fact, non-union versus union construction jobs have a hidden cost, a recent University of California Berkeley study noted. It found nearly half the families of California construction workers—the vast majority of whom are likely nonunion laborers—are enrolled in a state safety net program at an annual cost to the state of more than $3 billion. By comparison, a third of all California workers are enrolled in state safety net programs.

This past spring, California Gov. Gavin Newson's Future of Work Commission reported real wages for high-income workers have increased in the past 40 years in sharp contrast to overall median wages for low-income workers, which have been unchanged to slightly lower. This has spurred a moonshot goal from Gov. Newsom to increase union representation for workers as a way to alleviate this disparity. According to the commission, while a college degree reduces the chance of a low-wage job by 33%, union membership reduces those odds still further to 39%.

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HIT’s Projects Generate Important ESG Impacts

Noteworthy in the current period of surging institutional interest in ESG investing, HIT's current and past Bay Area projects demonstrate its long-term commitment to ESG principles. “Our mission to invest in communities by financing construction projects that create housing and union jobs has always been central to the HIT’s work. Today we are recognized as advancing the ‘S’ in ESG,” Chandler noted.

The HIT was established in 1984 to earn competitive returns on pension fund investments and also create union jobs in the building and construction trades. The HIT requires the use of 100% union labor in its construction-related investments, and its investments increase the nation’s supply of affordable and workforce housing. Its portfolio focuses on high credit quality multifamily securities that provide a way to diversify fixed income investments from Treasuries and corporate bonds.

Prior to kicking off its Bay Area initiative in 2020, the HIT had already invested more than $396 million in 19 projects throughout the Bay Area, producing 4,500 union construction jobs and more than 3,200 housing units. But given San Francisco’s current housing crisis, it’s clear more is needed. The HIT’s two new projects in San Francisco—53 Colton and the Ventana Residences—represent a $71.1 million investment, and it is actively seeking additional construction-related investments in the Bay Area.

“To increase the social impact of our Bay Area initiative, we’re hoping to finance affordable housing options specifically for union workers as well. That way essential workers can live and work near their jobs instead of commuting from miles away to the Bay Area,” Chandler added.

In addition to its Bay Area developments, HIT now has 36 projects under construction across the country, including in Hawaii, Illinois, Massachusetts, Michigan, Minnesota, New York, Ohio, Pennsylvania, and Wisconsin.

About the HIT: The HIT is a fixed-income, investment grade mutual fund with $7 billion in net assets. For over 35 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of November 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Contact: Dianne Ambrose, 202-467-2569, dambrose@aflcio-hit.com

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